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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): April 28, 2005


                         GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-5 to be formed pursuant to a
     Trust Agreement, to be entered into relating to the GSAA Home Equity
            Trust 2005-5, Asset-Backed Certificates, Series 2005-5)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                        333-120274                13-3387389
------------------------------- ------------------------- -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)


   85 Broad Street, New York, New York                          10004
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  (Address of Principal Executive Offices)                     (Zip Code)


                                (212) 902-1000
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             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
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5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP.

23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   April 28, 2005


                                          GS MORTGAGE SECURITIES CORP.



                                          By:/s/ Michelle Gill
                                             ---------------------------------
                                             Name:   Michelle Gill
                                             Title:  Vice President

                                 Exhibit Index
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Exhibit Index
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Exhibit                                                                   Page
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5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP                      7

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)